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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 31, 2006

                          PROLIANCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13894                  34-1807383
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  100 GANDO DRIVE, NEW HAVEN, CONNECTICUT 06513
          (Address of principal executive offices, including zip code)

                                 (203) 401-6450
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c)).

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Item 8.01.  OTHER EVENTS

Effective December 31, 2006, 148,277 shares of performance restricted stock issued by Proliance International, Inc. under its Equity Incentive Plan on March
2, 2006 were cancelled as the pre-established net income and cash flow targets for 2006 were not achieved. These shares of performance restricted stock included grants to the executive officers of Proliance as follows: Charles E.
Johnson - 31,119 shares; Richard A. Wisot - 7,322 shares; David Albert - 20,136 shares; William J. Long - 9,153 shares; Jeffrey L. Jackson - 9,153 shares.
..

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PROLIANCE INTERNATIONAL, INC.

Date: January 4, 2007               By:  /s/ Richard A. Wisot
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                                         Richard A. Wisot
                                         Vice President, Treasurer, Secretary,
                                         and Chief Financial Officer